SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:               October 17, 2005
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                       (Date of earliest event reported)

                    Synthetic Fixed-Income Securities, Inc.
                                 On Behalf of

     STRATS(SM) Trust For Wal-Mart Stores, Inc. Securities, Series 2005-4
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              (Exact Name of Registrant as Specified in Charter)

                                 333-111858-16
Delaware                          001-32648                    52-2316399
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(State or Other            (Commission  File Number)         (I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation)

One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                             28288
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's Telephone Number, including area code (704) 374-6611
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
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On October 17, 2005, Synthetic Fixed-Income Securities, Inc. ("SFSI") transferred $25,000,000 7.55% Notes due February 15, 2030 (the
"Underlying Securities"), issued by Wal-Mart Stores, Inc. to the STRATS(SM) Trust For Wal-Mart Stores, Inc. Securities, Series 2005-4 (the "Trust") established by SFSI, which issued 1,000,000 Floating Rate STRATS(SM) Certificates, Series 2005-4, issued pursuant to a base trust agreement, dated as of September 26, 2003 (the "Base Trust Agreement"), between SFSI and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of October 17, 2005 (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement"), between SFSI and the Trustee. The Floating Rate Certificates were purchased by Wachovia Capital Markets, LLC ("Wachovia") from SFSI pursuant to an underwriting agreement, dated October 5, 2005 (the "Underwriting Agreement"), between SFSI, as depositor, Wachovia, as an underwriter, RBC
Dain Rauscher Inc, as an underwriter and ABN AMRO Financial Services, Inc., as an underwriter (collectively, the "underwriters").

ITEM 9.01.   Financial Statements and Exhibits
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(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                    Description
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    4.1                    Series Supplement, dated as of October 17, 2005.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYNTHETIC FIXED-INCOME SECURITIES, INC.


                                       /s/         Jeremy Swinson
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                                       Name:  Jeremy Swinson
                                       Title: Vice President

October 17, 2005

INDEX TO EXHIBITS
    Exhibit No.                            Description
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       4.1          Series Supplement, dated as of October 17, 2005.
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